Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oakridge Global Energy Solutions, Inc. (the “Registrant”) on Form 10-Q for the period ending June 30, 2015, as filed with the SEC on the date hereof (the “Quarterly Report”), we, Stephen J. Barber, Executive Chairman and CEO of the Registrant, and Tami L. Tharp, CFO of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 19, 2015	By:	/s/Stephen J. Barber
Stephen J. Barber, Executive Chairman, CEO and a Director

Date:	August 19, 2015	By:	/s/Tami L. Tharp
Tami L. Tharp, Chief Financial Officer